UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 21, 2013

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real

Carlsbad, CA 92008

(Address of principal executive offices) (Zip Code)

(760) 431-9286

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2013, Alphatec Holdings, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) at which six proposals were presented to the Company’s shareholders for consideration. The six matters presented were: (1) the election of nine directors to hold office until the 2014 Annual Meeting of Shareholders and until their respective successors have been elected; (2) a proposal to approve an amendment to the Alphatec Holdings, Inc. Amended and Restated 2005 Employee, Director and Consultant Stock Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan; (3) a proposal to approve an amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for issuance under the ESPP; (4) a proposal to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (5) a proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, and (6) a proposal to approve an amendment to the Plan to increase the annual limit on the number of shares that can be granted to an individual. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting and a supplement thereto that were filed with the Securities and Exchange Commission on April 30, 2013 and June 11, 2013, respectively.

(1) Election of Directors: The nine nominees for election to the Board of Directors were elected by the shareholders by the following vote:

Director Nominee	For	Withheld	Non-Vote
Leslie Cross	62,948,763	234,484	13,154,115
Mortimer Berkowitz III	62,393,309	789,938	13,154,115
John Foster	62,384,680	798,567	13,154,115
R. Ian Molson	48,994,111	14,189,136	13,154,115
Stephen O’Neil	48,939,443	14,243,804	13,154,115
James Glynn	62,990,767	192,480	13,154,115
Rohit Desai	48,939,443	14,243,804	13,154,115
Siri Marshall	62,990,767	192,480	13,154,115
Luke Faulstick	62,993,917	189,330	13,154,115

(2) An amendment to the Alphatec Holdings, Inc. Amended and Restated 2005 Employee, Director and Consultant Stock Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan: The proposal to amend the Plan was approved by the shareholders by the following vote:

For	Against	Abstain
40,940,260	22,202,937	40,050

(3) An amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for issuance under the ESPP. The proposal to amend the ESPP was approved by the shareholders by the following vote:

For	Against	Abstain
62,303,352	747,203	132,692

(4) Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2013 was approved by the shareholders by the following vote:

For	Against	Abstain
70,063,611	186,060	87,691

(5) Approval, on an Advisory Basis, of the Compensation of the Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company was approved by the shareholders by the following vote:

For	Against	Abstain
55,915,683	7,170,628	96,936

(6) An amendment to the Plan to increase the annual limit on the number of shares that can be granted to an individual. . The proposal to amend the Plan was approved by the shareholders by the following vote:

For	Against	Abstain
41,465,583	18,572,282	26,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.
(Registrant)

Date: June 27, 2013	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq. General Counsel and Senior Vice President